SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – September 19, 2006

MELLON FINANCIAL CORPORATION

(Exact name of registrant as specified in charter)

Pennsylvania	1-7410	25-1233834
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Mellon Center 500 Grant Street Pittsburgh, Pennsylvania	15258
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code – (412) 234-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On September 19, 2006, the Registrant entered into a Replacement Capital Covenant (the “RCC”) in connection with the issuance by the Registrant of £200,050,000 aggregate principal amount of the Registrant’s 6.369% junior subordinated debentures to Mellon Capital III (the “Trust”) and the issuance by the Trust of £200,000,000 aggregate principal amount of the Trust’s 6.369% Preferred Securities. Pursuant to Section 4(c) of the RCC, the Registrant agreed to file a copy of the RCC with the Securities and Exchange Commission as an Exhibit to a Form 8-K, in order to give effect to the intent of the Registrant set forth in Recital D of the RCC, which states that the Registrant is entering into and disclosing the content of the RCC with the intent that the covenants provided for in the RCC be enforceable by each Covered Debtholder (as defined in the RCC) and that the Registrant be estopped from disregarding its covenants in the RCC. A copy of the RCC is filed as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS.

Exhibit Number	Description
99.1	Replacement Capital Covenant dated September 19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON FINANCIAL CORPORATION

Date: September 20, 2006	By:	/s/ Michael A. Bryson
Michael A. Bryson Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Replacement Capital Covenant dated September 19, 2006.	Filed herewith